Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition - Pleasant Valley Business Solutions, LLC [Member]
$ in Thousands
Mar. 13, 2018 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition [Line Items]
Net liabilities excluding cash acquired	$ (793)
Intangible assets	1,809
Deferred taxes	(499)
Goodwill	7,792
Total assets acquired net of acquired cash	$ 8,309